SENIOR STRATEGIC
INCOME FUND, INC.








FUND LOGO







Semi-Annual Report

August 31, 1995






Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
John W. Fraser, Vice President
R. Douglas Henderson, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol
SSN







This report, including the financial information herein, is transmitted to the shareholders of Senior Strategic Income Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.





Senior Strategic Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

SENIOR STRATEGIC INCOME FUND, INC.



The Benefits and
Risks of
Leveraging

Senior Strategic Income Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

DEAR SHAREHOLDER

Senior Strategic Income Fund, Inc. seeks to provide shareholders with high current income by investing primarily in senior debt obligations of companies, including portions of corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. These securities by and large are rated in the lower rating categories of the established agencies or are unrated, as is commonly the case with bank loans.

For the six-month period ended August 31, 1995, Senior Strategic Income Fund, Inc.'s total investment return was +5.22%, based on a change in per share net asset value from $9.27 to $9.26, and assuming reinvestment of $0.466 per share income dividends. During the same period, the net annualized yield of the Fund's common stock was 10.15%. Since inception (April 8, 1994) through August 31, 1995, the total investment return on the Portfolio's Common Stock was +11.25%, based on a change in per share net asset value from $9.50 to $9.25, and assuming reinvestment of $1.193 per share income dividends. At the end of the August period the Fund was 25.1% leveraged, having borrowed $24 million of its $35 million line of credit available at an average borrowing cost of 6.87%. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

As of August 31, 1995, the Fund paid out a regular monthly dividend at an annualized rate of 9.40% so that the Fund could maintain a more stable level of distributions. Monthly dividends are limited to the lesser of the targeted monthly dividend rate in effect and the amount of previously undistributed net investment income held by the Portfolio. For Federal income tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized long-term and short-term capital gains, if any, will be distributed to the Fund's shareholders annually. The targeted monthly dividend rate has increased from an annualized rate of 9.0% since the Fund's inception.

The Environment
The six months ended August 31, 1995 was characterized by an interest rate environment that proved a mixed blessing for the Fund's investments. The steady rise in interest rates that ended with the Federal Reserve Board's monetary policy tightening in February, had a positive effect on the floating rate portion of the Fund while further eroding the fixed-rate high-yield market in line with intermediate-term and long-term US Treasury securities. However, economic data released during the second quarter of 1995 showed evidence of a slowing economy. Gross domestic product growth for the first three months of 1995 was 2.7%, the weakest showing in 18 months. Other signs of a sluggish economy included slowing growth in the manufacturing sector in May and June as well as three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence that has often, but not always, forecast recessions. Therefore, by the end of the June quarter concerns had arisen that the economic soft landing could turn into an actual recession. With the financial markets trading for most of the second quarter on the assumption that interest rates were heading down, the Federal Reserve Board finally reduced the target Federal Funds rate by 25 basis points (0.25%) to 5.75% on July 6. This caused short-term interest rates, such as London Interbank Offered Rate (LIBOR), to fall.

Portfolio Strategy
In light of the current market environment, the Fund's portfolio is weighted slightly toward high-yield bonds versus senior secured floating rate bank loans. Currently, all of the Fund's investments in corporate loans are currently accruing interest at a yield spread above LIBOR. LIBOR has historically tracked very closely with other short-term interest rates in the United States, particularly the Federal Funds rate. Since the average reset on the Fund's floating rate investment is currently 38 days, the potential impact of any sustained increase or decrease on the yield of the Fund's floating rate investments will not be fully realized for at least a comparable time period following any rate change. At August 31, 1995, floating rate securities made up 44.6% of the market value of the Fund's investments, with an additional 54.6% invested in fixed-rate high-yield bonds.

Liquidity in the loan market continued to be extremely strong throughout the reporting period. Demand for bank loans was strong, as banks competed for the fees and high spreads and agenting and investing in leveraged credits. Loan funds continued to see substantial inflows, enhancing already solid demand for funded term loans. In the loan market, both new and secondary issues continued to be well bid, providing strong liquidity at attractive prices. With the continued strength in stock prices and the amount of equity sponsor money presently being raised or sitting on the sidelines it is likely that more buyout activity will be seen in the remainder of 1995 and into 1996.

The August period, and July in particular, were good for the capital markets, including high-yield bonds. During July the Federal
Reserve Board eased monetary policy, recession fears disappeared because of stronger economic data releases, yield spreads tightened, and the Standard & Poor's 500 stock index gained over 3.2%, boosted by another quarter of solid corporate earnings results. Most sectors reported earnings strength, with technology and banking particularly strong.

High-yield bonds rallied along with Treasury securities to close out the August period well above first-quarter levels. The Merrill Lynch Master High Yield Index has posted consecutive positive weekly returns thus far in 1995. With 14 consecutive weeks of inflows of at least $100 million per week into high-yield mutual funds and the absence of any real forward calendar until late in the August period, secondary market prices were bid up during the six months ended August 31, 1995. As more new issues were registered in May, secondary activity stalled and the rallying Treasury market left the high-yield bond market behind. The spread between the Merrill Lynch High Yield Master Index and ten-year Treasury securities widened to as much as 362 basis points by the end of June. Intramarket risk premiums also widened, with the BB/B spread, because of crossover buyer's interest in higher-quality issues and uncertainty about the direction of the economy. This tiering occurred as high-yield investors increasingly focused on credit quality. Defensive or solidly capitalized BB-rated credits are often several times over-subscribed at new issue and trade well in the secondary market. Cyclical and less well capitalized B-rated credits often offered premium coupons, equity "kickers" and tighter covenants to attract some of the more aggressive buyers to new issues.

There has been some flight to less-cyclical industries that are perceived to have healthier and more stable cashflows in a downturn. As a result, the cable, supermarket and healthcare sectors have all experienced tightening of spreads. Carrying over a common theme from 1994, investors treated issuers reporting disappointing performance harshly. This was particularly true of the retail segment where disappointing numbers for companies such as Color Tile, Inc. sent their bonds down sharply.

We continue to focus on buying higher-yielding, improving quality cyclical credits. Fundamental support for these bonds should continue to be as strong as long as there are signs of moderate growth and little inflation. Our investments in the building products companies such as USG Corp. and NVR, Inc. reflect this philosophy as well as our emphasis on the retail, shipping, steel, chemicals and paper industries. These strategies benefited the total return of the Fund for the August period. We continue to focus on those issues with a maturity of ten-years or less that generally have five-year call protection.

At August 31, 1995, cash equivalents totaled 0.9% of total assets. The Fund's average stated maturity was 7 years but was expected to have a much shorter real average life because of the typically shorter average life of bank loans which are freely prepayable without call protection. The Fund is diversified in the floating rate portion in 15 investments across 11 industries and, in the fixed-rate portion with 42 investments across 24 industries. The largest industry concentrations are in paper (17.9% of total assets), diversified manufacturing (9.9%), metals (5.9%), health services (5.9%), and energy (5.0%).

Stronger companies are taking advantage of attractive public debt and equity markets to improve their balance sheets. These trends have translated into continued low default rates in both the bank loan and bond markets, although default rates have been higher than in 1994. Therefore, our primary strategy for the Fund was and will continue to be focusing on those companies that we believe are undervalued by the market or are generating improved earnings trends. The industry focus is on companies that have leading market shares, strong management and good cashflows. This strategy is reflected in our holdings of such cyclicals as Jefferson Smurfit/Container Corp. of America, Stone Container Corp., Algoma Steel Inc., Brunos, Inc., and Host Marriot Corp. Instead of looking for yield in the bank loan market, we will consider lower-coupon issues that could become investment grade in a relatively short time frame and provide liquidity in the interim. When neither attractive bank loan or high-yield bond investment opportunities are available, the excess cash was and will continue to be used to reduce the Fund's leverage facility.

Sincerely,






(Arthur Zeikel)
Arthur Zeikel
President





(R. Douglas Henderson)
R. Douglas Henderson
Vice President and Portfolio Manager




October 17, 1995




SCHEDULE OF INVESTMENTS
                  S&P     Moody's     Face                                                                         Value
INDUSTRIES       Rating    Rating    Amount              Corporate Debt Obligations                Cost          (Note 1b)
Aerospace--2.8%   BB-     Ba3     $2,000,000    BE Aerospace Inc., Senior Notes, 9.75%
                                                due 3/01/2003                                  $ 1,937,065      $ 2,000,000


Automotive        B       B2       1,500,000    Harvard Industries, Inc., Senior Notes,
Products--5.0%                                  12% due 7/15/2004                                1,500,000        1,578,750
                  B       B2       1,000,000    JPS Automotive Products Corp., Senior
                                                Notes, 11.125% due 6/15/2001                     1,000,000          995,000
                  NR+++   NR+++    1,000,000  ++Walbro Corp., Senior Notes, 9.875% due
                                                7/15/2005                                          996,520          995,000
                                                                                               -----------      -----------
                                                                                                 3,496,520        3,568,750


Broadcast/        B-      B3       1,000,000  ++Granite Broadcasting Corp., Senior Sub
Media--4.3%                                     Notes, 10.375% due 5/15/2005                     1,000,000        1,013,750
                  B       Caa      1,000,000    Marcus Cable Co., Term Loan B, due
                                                4/30/2004, 10.25% to 9/30/1995*                  1,000,000        1,000,000
                  NR+++   B2       1,000,000  ++Young Broadcasting Corp., Senior Notes,
                                                10.125% due 2/15/2005                            1,000,000        1,040,000
                                                                                               -----------      -----------
                                                                                                 3,000,000        3,053,750

Building &        B       B2       1,000,000    NVR, Inc., Senior Notes, 11% due 4/15/2003         990,975          972,500
Construction--    B-      B2       2,000,000    Presley Companies, Senior Notes, 12.50%
5.0%                                            due 7/01/2001                                    2,000,000        1,660,000
                  B+      Ba3      1,000,000    US Homes Corp., Senior Notes, 9.75% due
                                                6/15/2003                                          954,505          985,000
                                                                                               -----------      -----------
                                                                                                 3,945,480        3,617,500


Building          BB-     Ba3      1,000,000    Schuller International Group, Senior Notes,
Products--1.5%                                  10.875% due 12/15/2004                           1,000,000        1,097,500


Casinos--2.8%                                   Harrah's Jazz Company, Term Loan B, due
                                                9/30/1999:*
                  NR+++   NR+++      333,333      9.125% to 10/23/1995                             333,333          333,333
                  NR+++   NR+++      666,667      9.1875% to 12/21/1995                            666,667          666,667
                  BB      Ba3      1,000,000  ++Players International Inc., Senior Notes,
                                                10.875% due 4/15/2005                            1,000,000          985,000
                                                                                               -----------      -----------
                                                                                                 2,000,000        1,985,000


Chemicals--5.8%   BB+     Ba2        500,000    Borden Chemicals and Plastic, L.P., Senior
                                                Notes, 9.50% due 5/01/2005                         500,000          502,500
                  NR+++   NR+++    1,500,000    Freedom Chemical Co., Term Loan B, due
                                                6/30/2002, 9.1875% to 10/27/1995*                1,500,000        1,500,000
                  BB-     B1       2,000,000    Huntsman Chemical Corp., Senior Notes,
                                                11% due 4/15/2004                                2,000,000        2,165,000
                                                                                               -----------      -----------
                                                                                                 4,000,000        4,167,500


Computers--2.3%   BB-     Ba3      1,500,000    Dell Computer Corp., Senior Notes, 11%
                                                due 8/15/2000                                    1,528,125        1,646,250


Consumer          B+      Ba3      1,000,000    Coty Inc., Senior Sub Notes, 10.25% due
Products--2.1%                                  5/01/2005                                        1,000,000        1,030,000
                  B+      B2       1,000,000    Drypers Corp., Senior Notes, 12.50%
                                                due 11/01/2002                                   1,055,000          450,000
                                                                                               -----------      -----------
                                                                                                 2,055,000        1,480,000

Diversified                                     InterMetro Industries, Term Loan B, due
Manufacturing--                                 7/02/2001:*
13.3%             NR+++   NR+++      612,072      8.875% to 1/03/1995                              612,072          612,072
                  NR+++   NR+++      173,904      8.875% to 9/05/1995                              173,904          173,904
                                                InterMetro Industries, Term Loan C, due
                                                12/31/2002:*
                  NR+++   NR+++      253,026      9.375% to 9/05/1995                              253,026          253,026
                  NR+++   NR+++      890,552      9.375% to 1/03/1996                              890,552          890,552
                  B+      B2       1,000,000    JB Poindexter & Co., Inc., Senior Notes,
                                                12.50% due 5/15/2004                               995,324          940,000
                  NR+++   NR+++    6,649,750    Thermadyne Company, Term Loan B, due
                                                2/01/2001, 8.875% to 9/07/1995*                  6,649,750        6,649,750
                                                                                               -----------      -----------
                                                                                                 9,574,628        9,519,304


Drug              NR+++   Ba3      2,115,698    Thrifty Payless, Inc., Term Loan B,
Stores--2.9%                                    due 9/30/2001,* 9.0625% to 9/22/1995             2,115,698        2,115,698


Electrical                                      Berg Electronics Inc., Term Loan B,
Instruments                                     due 3/31/2001:*
--4.1%            NR+++   NR+++       12,500      8.94% to 9/25/1995                                12,500           12,500
                  NR+++   NR+++    2,950,000      8.94% to 11/27/1995                            2,950,000        2,950,000
                                                                                               -----------      -----------
                                                                                                 2,962,500        2,962,500


Energy--6.7%      BB-     B1       2,500,000    Ferrellgas Partners, L.P., Senior Notes,
                                                Series B, 9% due 8/01/2001***                    2,489,039        2,493,750
                  B       B3       2,500,000    Gerrity Oil Corp., Senior Sub Notes,
                                                11.75% due 7/15/2004                             2,500,000        2,300,000
                                                                                               -----------      -----------
                                                                                                 4,989,039        4,793,750


Forest            BB      Ba3      1,000,000    Rainy River Forest Products, Senior
Products--2.9%                                  Notes, 10.75% due 10/15/2001                       997,787        1,070,000
                  BB      B1       1,000,000    Tembec Finance Corp., Senior Notes,
                                                9.875% due 9/30/2005                             1,000,000        1,000,000
                                                                                               -----------      -----------
                                                                                                 1,997,787        2,070,000


Grocery--5.4%     B-      B3       2,000,000    Brunos, Inc., Senior Sub Notes, 10.50%
                                                due 8/01/2005                                    2,000,000        1,945,000
                  B+      NR+++    1,979,000    Homeland Stores, Inc., Floating Rate
                                                Notes, 9.0625% due 2/28/1997***                  1,979,000        1,959,210
                                                                                               -----------      -----------
                                                                                                 3,979,000        3,904,210

Health            B       B2       2,000,000    Charter Medical Corp., Senior Sub Notes,
Services--7.9%                                  11.25% due 4/15/2004                             2,000,000        2,145,000
                  B       B1       1,000,000    Integrated Health Services, Inc., 10.75%
                                                due 7/15/2004                                    1,000,000        1,065,000
                  B       B1       2,650,000    MEDIQ/PRN Life Support Services Inc.,
                                                Senior Secured Notes, 11.125% due
                                                7/01/1999                                        2,659,125        2,464,500
                                                                                               -----------      -----------
                                                                                                 5,659,125        5,674,500


Leisure & Enter-  B       B3       1,000,000    Plitt Theatres, Inc., Senior Sub Notes,
tainment--1.4%                                  10.875% due 6/15/2004                            1,000,000          980,000


Manufacturing     B-      B3       1,000,000  ++Crain Industries, Inc., Senior Sub Notes,
--1.4%                                          13.50% due 8/15/2005                             1,000,000        1,005,000


Marking           B+      B2       1,000,000  ++Monarch Acquisitions Corp., Senior Notes,
Devices--1.4%                                   12.50% due 7/01/2003                             1,000,000        1,015,000


Metals--8.0%      B       B1       1,000,000    Algoma Steel Inc., Senior Notes, 12.375%
                                                due 7/15/2005                                      902,167          920,000
                  B       B1       1,000,000  ++Gulf States Steel Corp., Senior Notes,
                                                13.50% due 4/15/2003                               989,286          970,000
                  B+      B3       1,000,000    Renco Metals Inc., Senior Notes, 12% due
                                                7/15/2000                                          985,999        1,050,000
                  B-      B3       2,000,000    Russel Metals Inc., Senior Notes, 10.25%
                                                due 6/15/2000                                    1,968,817        1,855,000
                  B       B2       1,000,000  ++Weirton Steel Corp., Senior Notes,
                                                10.75% due 6/01/2005                               985,186          920,000
                                                                                               -----------      -----------
                                                                                                 5,831,455        5,715,000


Musical           NR+++   B1       1,000,000  ++Selmer Co., Inc., Senior Notes, 11%
Instruments--1.3%                               due 5/15/2005                                    1,000,000          960,000

SCHEDULE OF INVESTMENTS (concluded)
                  S&P    Moody's      Face                                                                         Value
INDUSTRIES       Rating   Rating     Amount              Corporate Debt Obligations                Cost          (Note 1b)
Paper--24.0%                                    Fort Howard Corp., Term Loan B, due
                                                12/31/2002:*
                  NR+++   NR+++  $ 1,500,000      9% to 9/19/1995                             $  1,500,000     $  1,500,000
                  NR+++   NR+++    1,500,000      8.88% to 12/19/1995                            1,500,000        1,500,000
                  B       B3       1,000,000    Gaylord Container Corp., Senior Notes,
                                                11.50% due 5/15/2001                             1,022,500        1,052,500
                                                Jefferson Smurfit/Container Corp. of
                                                America, Term Loan B, due 4/30/2002:
                  NR+++   NR+++      187,500      9.4375% to 9/25/1995                             187,500          187,500
                  NR+++   NR+++      816,667      8.9375% to 10/20/1995                            816,667          816,667
                  NR+++   NR+++    3,416,667      9.375% to 10/24/1995                           3,416,667        3,416,667
                  BB-     Ba3      1,000,000    Repap New Brunswick, Senior Secured
                                                Notes, 9.875% due 7/15/2000                      1,000,000        1,000,000
                  NR+++   NR+++    3,000,000    S.D. Warren Co., Term Loan B, due
                                                12/19/2002, 8.94% to 9/25/1995*                  3,000,000        3,000,000
                                                Stone Container Corp., Term Loan B,
                                                due 4/01/2000:*
                  NR+++   NR+++    2,300,000      9% to 9/18/1995                                2,300,000        2,300,000
                  NR+++   NR+++    2,475,000      9% to 10/16/1995                               2,475,000        2,475,000
                                                                                               -----------      -----------
                                                                                                17,218,334       17,248,334


Printing &        NR+++   NR+++    1,498,037    Ziff Davis Acquisition Corp., Term Loan B,
Publishing--4.0%                                due 12/31/2001, 9.4375% to 9/28/1995*            1,498,037        1,498,037
                  NR+++   NR+++    1,411,035    Ziff Davis Acquisition Corp., Term Loan C,
                                                due 12/31/2002, 9.9375% to 9/28/1995*            1,411,035        1,411,035
                                                                                               -----------      -----------
                                                                                                 2,909,072        2,909,072


Restaurants       BB-     B1       1,000,000  ++Host Marriott Corp., Senior Secured
--1.3%                                          Notes, 9.50% due 5/15/2005                         963,953          957,500


Retail--          CCC+    B2       2,000,000    Color Tile, Inc., Senior Notes, 10.75%
Specialty--4.6%                                 due 12/15/2001                                   1,973,760          800,000
                  NR+++   NR+++    2,487,778    Saks & Co., Term Loan B, due 6/30/2000,
                                                9.25% to 11/09/1995*                             2,487,778        2,487,778
                                                                                               -----------      -----------
                                                                                                 4,461,538        3,287,778

Security          NR+++   NR+++      838,948    Alert Centre Inc., Term Loan, due 8/01/2001,
Systems--1.2%                                   8.875% to 9/05/1995*                               838,948          838,948


Shipping--1.3%    BB-     Ba2      1,000,000    Eletson Holdings, Senior Notes, 9.25% due
                                                11/15/2003                                         920,686          960,000


Utilities--2.1%   BB      Ba2      1,000,000    Cleveland Electric Illuminating Company,
                                                First Mortgage Notes, 9.50% due 5/15/2005***       998,114        1,001,400
                  BB-     B1         460,000    First PV Funding Corp., Senior Notes,
                                                10.30% due 1/15/2014                               452,137          473,685
                                                                                               -----------      -----------
                                                                                                 1,450,251        1,475,085


Warehousing &     NR+++   NR+++    3,000,000    Pierce Leahy Corp., Term Loan B, due
Storage--4.2%                                   6/30/2001, 9.125% to 9/29/1995*                  3,000,000        3,000,000


                                                Total Investments in Corporate Debt
                                                Obligations--131.0%                             95,834,204       94,007,929



                                      Shares
                                       Held                     Warrants

Metals--0.0%      NR+++   NR+++        1,000    Gulf States Steel Corp. (a)                         11,000            1,500


                                                Total Investments in Warrants--0.0%                 11,000            1,500




                                       Face
                                      Amount              Short-Term Securities

Commercial                        $  907,000    General Electric Capital Corp., 5.82%
Paper**--1.2%                                   due 9/01/1995                                      907,000          907,000



                                                Total Investments in Short-Term Securities
                                                --1.2%                                             907,000          907,000


                                                Total Investments--132.2%                      $96,752,204       94,916,429
                                                                                               ===========
                                                Liabilities in Excess of Other Assets--
                                                (32.2%)                                                         (23,135,519)
                                                                                                                -----------
                                                Net Assets--100.0%                                              $71,780,910
                                                                                                                ===========


               (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and the number of shares/face amount are subject to adjustment under certain conditions until the expiration date.
                 *Floating or Variable Rate Corporate Loans--The interest rates on floating or variable rate corporate loans are subject to change periodically based on the change in the prime rate of a US Bank,
                  LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest  rates shown are those in effect at
                  August 31, 1995.
                **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
               ***Floating or Variable Rate Corporate Bonds--The interest rates on floating or variable rate corporate bonds are subject to change periodically based on the change in the prime rate of a US Bank,
                  LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at
                  August 31, 1995.
               +++Not Rated.
                ++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $8,866,000, representing 12.4% of net assets.

                                                                          Acquisition                      Value
                  Issue                                                       Date           Cost        (Note 1b)
                  Crain Industries, Inc.,
                  Senior Sub Notes, 13.50% due 8/15/2005                    8/22/1995     $1,000,000     $1,005,000
                  Granite Broadcasting Corp.,
                  Senior Sub Notes, 10.375% due 5/15/2005                   5/12/1995      1,000,000      1,013,750
                  Gulf States Steel Corp.,
                  Senior Notes, 13.50% due 4/15/2003                        4/12/1995        989,286        970,000
                  Host Marriott Corp.,
                  Senior Secured Notes, 9.50% due 5/15/2005                 5/18/1995        963,953        957,500
                  Monarch Acquisitions Corp.,
                  Senior Notes, 12.50% due 7/01/2003                        6/23/1995      1,000,000      1,015,000
                  Players International Inc.,
                  Senior Notes, 10.875%, due 4/15/2005                      4/10/1995      1,000,000        985,000
                  Selmer Co., Inc., Senior Notes, 11% due 5/15/2005         5/18/1995      1,000,000        960,000
                  Weirton Steel Corp., Senior Notes, 10.75% due 6/01/2005   6/05/1995        985,186        920,000
                  Walbro Corp., Senior Notes, 9.875% due 7/15/2005          7/21/1995        996,520        995,000
                  Young Broadcasting Corp.,
                  Senior Notes, 10.125% due 2/15/2005                       6/07/1995      1,000,000      1,040,000

                  Total                                                                   $9,934,945     $9,861,250
                                                                                          ==========     ==========


                  See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of August 31, 1995
Assets:             Investments, at value (identified cost--$96,752,204)
                    (Note 1b)                                                                               $ 94,916,429
                    Cash                                                                                           1,907
                    Interest receivable                                                                        1,614,136
                    Deferred facility expense (Note 6)                                                             6,247
                    Deferred organization expense (Note 1f)                                                       83,551
                    Prepaid expenses and other assets                                                              1,016
                                                                                                            ------------
                    Total assets                                                                              96,623,286
                                                                                                            ------------


Liabilities:        Payables:
                      Loans (Note 6)                                                       $ 24,000,000
                      Dividends to shareholders (Note 1g)                                       198,885
                      Interest on loans (Note 6)                                                110,597
                      Investment adviser (Note 2)                                                39,023
                      Commitment fees                                                             4,222       24,352,727
                                                                                           ------------
                    Deferred income (Note 1e)                                                                    483,431
                    Accrued expenses and other liabilities                                                         6,218
                                                                                                            ------------
                    Total liabilities                                                                         24,842,376
                                                                                                            ------------


Net Assets:         Net assets                                                                              $ 71,780,910
                                                                                                            ============


Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (7,750,527 shares issued and outstanding)                                    $    775,053
                    Paid-in capital in excess of par                                                          72,670,947
                    Undistributed investment income--net                                                         935,300
                    Accumulated realized capital losses on investments--net                                     (764,615)
                    Unrealized depreciation on investments--net                                               (1,835,775)
                                                                                                            ------------
                    Total capital--Equivalent to $9.26 net asset value per share of
                    Common Stock (market price--$9.125)                                                     $ 71,780,910
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended August 31, 1995
Investment Income   Interest and discount earned                                                            $  4,977,913
(Note 1e):                                                                                                  ------------

Expenses:           Loan interest expense (Note 6)                                                               775,868
                    Investment advisory fees (Note 2)                                                            237,873
                    Professional fees                                                                             54,283
                    Accounting services (Note 2)                                                                  27,547
                    Printing and shareholder reports                                                              26,645
                    Facility fee amortization (Note 6)                                                            13,594
                    Directors' fees and expenses                                                                  12,317
                    Borrowing costs (Note 6)                                                                      12,292
                    Amortization of organization expenses (Note 1f)                                                9,718
                    Custodian fees                                                                                 6,021
                    Transfer agent fees (Note 2)                                                                   5,901
                    Pricing services                                                                               1,509
                    Listing fees                                                                                     119
                    Other                                                                                          9,978
                                                                                                            ------------
                    Total expenses                                                                             1,193,665
                                                                                                            ------------
                    Investment income--net                                                                     3,784,248
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                             79,005
Unrealized          Change in unrealized depreciation on investments--net                                       (321,109)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  3,542,144
(Notes 1c,                                                                                                  ============
1e & 3):


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six     For the Period
                                                                                           Months Ended    April 8, 1994++
                                                                                            August 31,     to February 28,
                       Increase (Decrease) in Net Assets:                                      1995             1995
Operations:         Investment income--net                                                 $  3,784,248     $  6,262,806
                    Realized gain (loss) on investments--net                                     79,005         (706,692)
                    Change in unrealized depreciation on investments--net                      (321,109)      (1,514,666)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,542,144        4,041,448
                                                                                           ------------     ------------


Dividends &         Investment income--net                                                   (3,612,800)      (5,498,954)
Distributions to    Realized gain on investments--net                                                --         (136,928)
Shareholders                                                                               ------------     ------------
(Note 1g):
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,612,800)      (5,635,882)
                                                                                           ------------     ------------


Capital Share       Net proceeds from issuance of Common Stock                                       --       73,530,000
Transactions        Offering costs resulting from the issuance of Common Stock                       --         (184,007)
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets resulting from capital share
                    transactions                                                                     --       73,345,993
                                                                                           ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                     (70,656)      71,751,559
                    Beginning of period                                                      71,851,566          100,007
                                                                                           ------------     ------------
                    End of period*                                                         $ 71,780,910     $ 71,851,566
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    935,300     $    763,852
                                                                                           ============     ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                    For the Six Months Ended August 31, 1995
Cash Provided       Net increase in net assets resulting from operations                                    $  3,542,144
by Operating        Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided
                    by operating activities:
                      Increase in receivables                                                                    115,654
                      Increase in other liabilities                                                             (150,559)
                      Realized and unrealized loss on investments--net                                           242,104
                      Amortization of premium and discount                                                        (9,275)
                                                                                                            ------------
                    Net cash provided by operating activities                                                  3,740,068
                                                                                                            ------------


Cash Used for       Proceeds from sales of long-term investments                                              30,403,554
Investing           Purchases of long-term investments                                                       (32,826,136)
Activities:         Purchases of short-term investments                                                      (77,542,428)
                    Proceeds from sales and maturities of short-term investments                              76,818,000
                                                                                                            ------------
                    Net cash used for investing activities                                                    (3,147,010)
                                                                                                            ------------


Cash Used for       Dividends paid to shareholders                                                            (3,638,215)
Financing           Short-term borrowings                                                                      3,000,000
Activities:                                                                                                 ------------
                    Net cash used for financing activities                                                      (638,215)
                                                                                                            ------------


Cash:               Net decrease in cash                                                                         (45,157)
                    Cash at beginning of period                                                                   47,064
                                                                                                            ------------
                    Cash at end of period                                                                   $      1,907
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $    779,171
Information:                                                                                                ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived             For the Six      For the Period
                    from information provided in the financial statements.               Months Ended     April 8, 1994++
                                                                                           Aug. 31,         to Feb. 28,
                    Increase (Decrease) in Net Asset Value:                                   1995              1995
Per Share           Net asset value, beginning of period                                   $       9.27     $       9.50
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .49              .81
                    Realized and unrealized loss on investments--net                               (.03)            (.29)
                                                                                           ------------     ------------
                    Total from investment operations                                                .46              .52
                                                                                           ------------     ------------
                    Less dividends and distributions from:
                      Investment income--net                                                       (.47)            (.71)
                      Realized gain on investments--net                                              --             (.02)
                                                                                           ------------     ------------
                    Total dividends and distributions                                              (.47)            (.73)
                                                                                           ------------     ------------
                    Capital charge resulting from the issuance of Common Stock                       --             (.02)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $       9.26     $       9.27
                                                                                           ============     ============
                    Market price per share, end of period                                  $      9.125     $      9.125
                                                                                           ============     ============


Total Investment    Based on net asset value per share                                            5.22%+++         5.73%+++
Return:**                                                                                  ============     ============
                    Based on market price per share                                               5.34%+++        (1.13%)+++
                                                                                           ============     ============


Ratios to Average   Expenses, net of reimbursement and excluding interest expense                 1.04%*            .65%*
Net Assets:                                                                                ============     ============
                    Expenses, net of reimbursement                                                2.97%*           2.15%*
                                                                                           ============     ============
                    Expenses                                                                      2.97%*           2.44%*
                                                                                           ============     ============
                    Investment income--net                                                        9.40%*           8.42%*
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $     71,781     $     71,852
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           32.79%           33.38%
                                                                                           ============     ============

                  ++Commencement of Operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Senior Strategic Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol SSN.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes.

(b) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund. Since corporate loans are purchased and sold primarily at par value, the Fund values the loans at par, unless Fund Asset Management, L.P. ("FAM") determines par does not represent fair value. In the event such a determination is made, fair value will be determined in accordance with guidelines approved by the Fund's Board of Directors. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


NOTES TO FINANCIAL STATEMENTS (concluded)


* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of distributions.

2. Investment Advisory Agreement with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the six months ended August 31, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Inc. ("MLPF&S"), $181 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for six months ended August 31, 1995 were $32,826,136 and $30,403,554, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Gains         Losses

Long-term investments             $    79,005    $(1,835,775)
                                  -----------    -----------
Total                             $    79,005    $(1,835,775)
                                  ===========    ===========


As of August 31, 1995, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $1,835,775, of which $1,121,960 related to appreciated securities and $2,957,735 related to depreciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $96,752,204.

4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the six months ended August 31, 1995, shares issued remained constant at 7,750,527. At August 31, 1995, total paid-in capital amounted to $73,446,000.

5. Unfunded Loan Interests:
As of August 31, 1995, the Fund had unfunded loan commitments of $1,000,000 which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                   Unfunded
                                                 Committment
Borrower                                        (in thousands)

Marcus Cable Co.                                      $1,000

6. Short-Term Borrowings:
On May 25, 1994, the Fund entered into a one-year revolving credit facility in the amount of $35,000,000 with a syndicate of banks led by the Bank of New York bearing interest on the outstanding balance at the Federal Funds rate plus 1.125% and/or at an alternate base rate plus 0.125% and/or at LIBOR plus 1.125%. On May 24, 1995 this facility was extended for one additional year and amended to reduce applicable interest rates on outstanding balances to Federal Funds rate plus 0.75%, alternate base rate plus 0%, and/or LIBOR plus 0.75%. For the six months ended August 31, 1995, the maximum amount borrowed was $25,000,000, the average amount borrowed was approximately $23,000,000, and the daily weighted average interest rate was 6.87%. For the six months ended August 31, 1995, facility and commitment fees aggregated approximately $13,000.

7. Subsequent Event:
On September 11, 1995, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $0.079836 per share, payable on September 29, 1995 to shareholders of record as of September 22, 1995.





PER SHARE INFORMATION


Per Share
Selected Quarterly
Financial Data*
                                          Net           Realized     Unrealized      Dividends/Distributions
                                       Investment        Gains         Gains     Net Investment Income   Capital
For the Period                           Income         (Losses)      (Losses)         Common             Gains
April 8, 1994++ to May 31, 1994           $.09              --+++         --+++         $.09               --
June 1, 1994 to August 31, 1994            .24           $ .01         $(.05)            .23               --
September 1, 1994 to November 30, 1994     .24             .01          (.25)            .23               --
December 1, 1994 to February 28, 1995      .24            (.11)          .10             .16              $.02
March 1, 1995 to May 31, 1995              .24              --+++        .14             .23               --
June 1, 1995 to August 31, 1995            .25             .01          (.18)            .24               --

                                                Net Asset Value              Market Price**
For the Period                                High            Low          High          Low           Volume***
April 8, 1994++ to May 31, 1994              $9.57           $9.47         $9.875         $9.50            819
June 1, 1994 to August 31, 1994               9.65            9.44          9.50           8.75            210
September 1, 1994 to November 30, 1994        9.55            9.30          9.00           8.00          1,142
December 1, 1994 to February 28, 1995         9.28            9.14          9.25           8.375           905
March 1, 1995 to May 31, 1995                 9.46            9.25          9.125          8.375           984
June 1, 1995 to August 31, 1995               9.44            9.25          9.125          8.675         1,219

  *Calculations are based upon shares of Common Stock outstanding at the end of each period.
 **As reported in the consolidated transaction reporting system.
***In thousands.
 ++Commencement of Operations.
+++The amount is less than $0.01 per share.



